UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska  68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period:  3/31/13

Item 1.  Reports to Stockholders.

RPg Emerging Market Sector Rotation Fund

Annual Report

March 31, 2013

1-855-DRP-5155

(1-855-377-5155)

www.riskparadigmgroup.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

RPg Emerging Market Sector Rotation Fund

2013 Annual Shareholder Letter

The RPg Emerging Market Sector Rotation Fund (EMSX) utilizes the AlphaSector Emerging Market index to inform sector buy/sell decisions, which is maintained by the Fund’s sub-advisor F-Squared Investments, Inc. The AlphaSector methodology controls all of the buy and sell decisions in the Fund’s portfolio. There is no override to the methodology and, therefore, the buy and sell decisions are extremely disciplined and systematic. The Fund returned a -0.90% (institutional shares at NAV) for fiscal year 2012, compared to 1.96% for the MSCI Emerging Markets index.

As we launched the Fund, the methodology was 50% in cash coming off escalated volatility in 2011. As the calendar turned to 2012, emerging market equities started a strong move up which led to the Fund turning on the rest of the sectors until we were fully invested in late April. Once the Fund was fully invested, it participated materially with less volatility, which we attribute to the Fund’s comparative overweight relative to the MSCI EM Index in the “domestic demand” sectors of Health Care, Utilities, Consumer Staples and Consumer Cyclicals.

Correlation between EM assets and non-EM assets has declined to historical lows.  Also, volatility of EM assets has declined relative to developed market peers.  At the time of this publication, we believe tactically raising allocations to EM equities, especially in risk-averse, dynamic portfolios, will deliver attractive risk/return characteristics compared to their developed market peers.

It is widely accepted that Emerging Markets (EM) will be a driver of the global economy for the foreseeable future. These markets currently account for 40% of world GDP and 70% of GDP growth. However, a great number of investors remain underweight in EM. With institutional allocations averaging ~5% and private client allocations ~3% we believe there is a great deal of room for growth within portfolios as allocations are dramatically lower to EM than the economic contribution of EM. Additionally, the Fund enjoys a natural overweight to the domestic demand sectors which is one of the three major themes why investors invest in EM, and because of the equal weight nature of our methodology, the Fund has a bias to the more defensive sectors of Staples, Health Care and Utilities which can have a dampening effect on volatility relative to the MSCI EM Index.

The Fund follows a momentum based methodology that makes a probabilistic determination of risk of loss for each sector based ETF.  This methodology is sensitive to the changing levels of each sectors’ volatility. As the levels of volatility increase, the methodology becomes more sensitive to price movement, and as the levels of volatility decrease, the methodology becomes more accommodative.  All sectors remaining in the portfolio are always equal weighted at the time of rebalancing.  The portfolio can go to 100% cash equivalents if all 9 sectors are eliminated.

The end of fiscal year 2012 for the Fund was the first quarter of 2013 which saw a divergence in performance between (EM) and Developed Market Equities (DM) which, in our view, has created another attractive entry point for EM.  Given the stronger growth in EM vs. DM, lower debt/GDP levels and massive demographic growth, one might expect EM to trade at a premium to DM equities, but we believe the dispersion in performance in the first quarter of 2013 has created a relative value favorable to EM vs. DM that we think will start to play out as the market rotates to more cyclical sectors and gets comfortable taking on more risk.

Sincere regards,

RPg Asset Management

David M. Gatti, CEO/CIO

1190-NLD-5/14/2013

RPg Emerging Market Sector Rotation Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2013

The Fund's performance figures* for the year ending March 31, 2013, compared to its benchmarks:

	One Year	Since Inception **
RPg Emerging Market Sector Rotation Fund - Class A	(1.16)%	9.01%
RPg Emerging Market Sector Rotation Fund - Class A (with load of 5.75%)	(6.83)%	4.27%
RPg Emerging Market Sector Rotation Fund - Class I	(0.90)%	9.23%
MSCI Emerging Markets Index ***	1.96%	8.31%
S&P 500 Total Return Index ****	13.96%	21.68%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-855-377-5155.

** Inception date is December 1, 2011.

*** The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

**** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. The Index is widely used by professional investors as a performance benchmark for Large-Cap stocks. You cannot invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	21.0%
Other, Cash & Cash Equivalents	79.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

RPg Emerging Market Sector Rotation Fund
PORTFOLIO OF INVESTMENTS
March 31, 2013

Shares		Value
	EXCHANGE TRADED FUNDS - 21.0%
	EQUITY FUNDS - 21.0%
2,300	EGShares Basic Materials GEMS ETF	$ 28,359
500	EGShares Consumer Goods GEMS ETF	12,070
4,000	EGShares Consumer Services GEMS ETF	86,280
35,700	EGShares Emerging Markets Consumer ETF	949,263
10,200	EGShares Energy GEMS ETF	232,914
35,500	EGShares Financials GEMS ETF +	766,445
22,110	EGShares Health Care GEMS ETF +	510,741
23,097	EGShares Industrials GEMS ETF +	476,953
	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,926,535)	3,063,025

	SHORT-TERM INVESTMENT - 58.3%
	MONEY MARKET FUND - 58.3%
8,505,105	BlackRock Liquidity Funds Treasury Trust Fund Portfolio (Cost - $8,505,105)	8,505,105

	TOTAL INVESTMENTS - 79.3% (Cost - $11,431,640) (a)	$ 11,568,130
	OTHER ASSETS AND LIABILITIES - NET - 20.7%	3,023,568
	TOTAL NET ASSETS - 100.0%	$ 14,591,698

(a) Represents cost for financial reporting purposes. The cost for federal tax purposes, excluding swap contracts, is $11,433,831 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 155,921
	Unrealized depreciation	(21,622)
	Net unrealized appreciation	$ 134,299

+ Affiliated company - The RPg Emerging Market Sector Rotation Fund holds in excess of 5% of outstanding voting securities of this exchange traded fund.

		Unrealized Gain (Loss)
	SWAP CONTRACTS

EGShares Industrial GEMS ETF Total Return Swap with Citibank, N.A. – December 11, 2013 – to receive Total Returns plus dividends on underlying investment vs. 3 month LIBOR plus 0.90% accrued and payable monthly (Notional Value $1,059,500)

		$ (27,579)

	EGShares Consumer Goods GEMS ETF Total Return Swap with Citibank, N.A. – December 17, 2013 – to receive Total Returns plus dividends on underlying investment vs. 3 month LIBOR plus 0.90% accrued and payable monthly (Notional Value $1,202,925)	3,495

	EGShares Technology GEMS ETF Total Return Swap with Citibank, N.A. – January 29, 2014 – to receive Total Returns plus dividends on underlying investment vs. 3 month LIBOR plus 0.90% accrued and payable monthly (Notional Value $1,799,000)	(28,919)

	EGShares Health Care GEMS ETF Total Return Swap with Citibank, N.A. – December 4, 2013 – to receive Total Returns plus dividends on underlying investment vs. 3 month LIBOR plus 0.90% accrued and payable monthly (Notional Value $1,128,000)	24,117

	EGShares Energy GEMS ETF Total Return Swap with Citibank, N.A. – January 2, 2014 – to receive Total Returns plus dividends on underlying investment vs. 3 month LIBOR plus 0.90% accrued and payable monthly (Notional Value $1,140,000)	555

	EGShares Consumer Services GEMS ETF Total Return Swap with Citibank, N.A. – December 17, 2013 – to receive Total Returns plus dividends on underlying investment vs. 3 month LIBOR plus 0.90% accrued and payable monthly (Notional Value $1,076,000)	2,000

See accompanying notes to financial statements.

RPg Emerging Market Sector Rotation Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2013

Unrealized Gain (Loss)
SWAP CONTRACTS (Continued)

EGShares Basic Materials GEMS ETF Total Return Swap with Citibank, N.A. – December 27, 2013 – to receive Total Returns plus dividends on underlying investment vs. 3 month LIBOR plus 0.90% accrued and payable monthly (Notional Value $1,321,000)

$ (89,613)

EGShares Financial GEMS ETF Total Return Swap with Citibank, N.A. – November 20, 2013 – to receive Total Returns plus dividends on underlying investment vs. 3 month LIBOR plus 0.90% accrued and payable monthly (Notional Value $1,049,300)	29,804

EGShares Utilities GEMS ETF Total Return Swap with Citibank, N.A. – December 18, 2013 – to receive Total Returns plus dividends on underlying investment vs. 3 month LIBOR plus 0.90% accrued and payable monthly (Notional Value $1,753,000)	(2,791)

Net Unrealized Loss on Swap Contracts	$ (88,931)

See accompanying notes to financial statements.

RPg Emerging Market Sector Rotation Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

ASSETS
Investment securities:
Unaffiliated securities, At cost	$ 9,774,872
Affiliated securities, At cost	1,656,768
Total securities, At cost	11,431,640

Unaffiliated securities, At value	$ 9,813,991
Affiliated securities, At value	1,754,139
Total securities, At value	11,568,130

Collateral Cash*	3,242,000
Unrealized appreciation on swap contracts	59,971
Interest receivable	72
Prepaid expenses and other assets	27,448
TOTAL ASSETS	14,897,621

LIABILITIES
Unrealized depreciation on swap contracts	148,902
Payable for fund shares redeemed	138,672
Advisory fee payable	599
Distribution (12b-1) fees payable	709
Fees payable to other affiliates	50
Accrued expenses and other liabilities	16,991
TOTAL LIABILITIES	305,923
NET ASSETS	$ 14,591,698

Net Assets Consist Of:
Paid in capital	$ 14,220,328
Undistributed net investment income	134,597
Accumulated net realized gain from security transactions and swap contracts	189,214
Net unrealized appreciation of investments and swap contracts	47,559
NET ASSETS	$ 14,591,698

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$ 2,775,428
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	258,489

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share
$ 10.74
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$ 11.40

Class I Shares:
Net Assets	$ 11,816,270
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,098,201

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share
$ 10.76

*Pledged as collateral for swap agreements.

See accompanying notes to financial statements.

RPg Emerging Market Sector Rotation Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2013

INVESTMENT INCOME
Dividends from unaffiliated investments	$ 9,700
Dividends from affiliated investments	25,194
Interest	452
TOTAL INVESTMENT INCOME	35,346

EXPENSES
Investment advisory fees	118,316
Distribution (12b-1) fees:
Class A	3,191
Administrative services fees	38,722
Registration fees	24,955
Accounting services fees	24,302
Transfer agent fees	16,804
Audit fees	11,342
Compliance officer fees	8,186
Printing and postage expenses	7,501
Custodian fees	7,446
Legal fees	5,073
Non 12b-1 shareholder services fees	4,957
Trustees' fees and expenses	4,512
Insurance expense	299
Other expenses	7,365
TOTAL EXPENSES	282,971

Less: Fees waived/reimbursed by the Advisor	(123,854)
NET EXPENSES	159,117

NET INVESTMENT LOSS	(123,771)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Unaffiliated investments	265,814
Affiliated investments	118,777
Net payments by affiliates and net realized loss from trade errors (Note 5)	-
Swaps	277,039
Net realized gain from investments:	661,630

Net change in unrealized appreciation (depreciation) from:
Unaffiliated investments	(264,992)
Affiliated investments	(19,876)
Swaps	(74,819)
Net unrealized loss from investments:	(359,687)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	301,943

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 178,172

See accompanying notes to financial statements.

RPg Emerging Market Sector Rotation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	March 31, 2013	March 31, 2012 (a)
FROM OPERATIONS
Net investment income (loss)	$ (123,771)	$ 40,416
Net realized gain from security transactions and swaps	661,630	278,754
Net payments by affiliates and net realized loss from trade error (Note 5)	-	-
Net change in unrealized appreciation (depreciation) on investments and swaps	(359,687)	407,246
Net increase in net assets resulting from operations	178,172	726,416

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(12,784)	-
Class I	(111,666)	-
From net realized gains:
Class A	(45,773)	-
Class I	(365,346)	-
Net decrease in net assets from distributions to shareholders	(535,569)	-

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,847,499	34,337
Class I	7,440,201	6,846,265
Net asset value of shares issued in
reinvestment of distributions to shareholders:
Class A	58,557	-
Class I	124,425	-
Payments for shares redeemed:
Class A	(131,201)	-
Class I	(2,540,916)	(456,488)
Net increase in net assets from shares of beneficial interest	7,798,565	6,424,114

TOTAL INCREASE IN NET ASSETS	7,441,168	7,150,530

NET ASSETS
Beginning of Period	7,150,530	-
End of Period *	$ 14,591,698	$ 7,150,530
* Includes accumulated undistributed net investment income of:	$ 134,597	$ 105,779

SHARE ACTIVITY
Class A:
Shares Sold	262,014	2,991
Shares Reinvested	5,422	-
Shares Redeemed	(11,938)	-
Net increase in shares of beneficial interest outstanding	255,498	2,991

Class I:
Shares Sold	697,691	670,159
Shares Reinvested	11,499	-
Shares Redeemed	(237,933)	(43,215)
Net increase in shares of beneficial interest outstanding	471,257	626,944

(a) The RPg Emerging Market Sector Rotation Fund commenced operations on December 1, 2011.

See accompanying notes to financial statements.

RPg Emerging Market Sector Rotation Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Year		For the Period
	Ended		Ended
	March 31, 2013		March 31, 2012 (1)
Class A Shares
Net asset value, beginning of period	$ 11.35		$ 10.00

Activity from investment operations:
Net investment (loss) (2)	(0.14)		(0.05)
Net realized and unrealized gain on investments	0.01	(8)	1.40
Total from investment operations	(0.13)		1.35

Less distributions from:
Net investment income	(0.10)		-
Net realized gains	(0.38)		-
Total distributions	(0.48)		-

Net asset value, end of period	$ 10.74		$ 11.35

Total return (3)	(1.16)%		13.50%	(4)

Net assets, end of period (000s)	$ 2,775		$ 34

Ratio of gross expenses to average net assets (6,7)	2.76%		4.01%	(5)
Ratio of net expenses to average net assets (6)	1.75%		1.75%	(5)
Ratio of net investment income (loss) to average net assets (6)	(1.28)%		(1.16)%	(5)

Portfolio Turnover Rate	349%		76%	(4)

(1)	The RPg Emerging Market Sector Rotation Fund commenced operations on December 1, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of distributions.

(4) Not Annualized.
(5) Annualized.
(6)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See accompanying notes to financial statements.

RPg Emerging Market Sector Rotation Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Year		For the Period
	Ended		Ended
	March 31, 2013		March 31, 2012 (1)
Class I Shares
Net asset value, beginning of period	$ 11.35		$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.12)		0.08
Net realized and unrealized gain on investments	0.02	(8)	1.27
Total from investment operations	(0.10)		1.35

Less distributions from:
Net investment income	(0.11)		-
Net realized gains	(0.38)		-
Total distributions	(0.49)		-

Net asset value, end of period	$ 10.76		$ 11.35

Total return (3)	(0.90)%		13.50%	(4)

Net assets, end of period (000s)	$ 11,816		$ 7,117

Ratio of gross expenses to average net assets (6,7)	2.62%		4.47%	(5)
Ratio of net expenses to average net assets (6)	1.45%		1.45%	(5)
Ratio of net investment income (loss) to average net assets (6)	(1.14)%		2.29%	(5)

Portfolio Turnover Rate	349%		76%	(4)

(1)	The RPg Emerging Market Sector Rotation Fund commenced operations on December 1, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of distributions.
(4) Not Annualized.
(5) Annualized.
(6)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See accompanying notes to financial statements.

RPg Emerging Market Sector Rotation Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

1.

ORGANIZATION

The RPg Emerging Market Sector Rotation Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s primary investment objective is capital appreciation while experiencing less volatility than broader Emerging Market equity indices. The Fund commenced operations on December 1, 2011.

The Fund currently offers Class A and Class I shares. Class C shares of the Fund are currently not available. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at Net Asset Value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Investments in open-end investment companies are valued at net asset value.  Total Return Swaps are valued based on the closing price of the underlying referenced instrument. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

RPg Emerging Market Sector Rotation Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

March 31, 2013

Fair Value Team and Valuation Process -  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

RPg Emerging Market Sector Rotation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2013 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 3,063,025	$ -	$ -	$ 3,063,025
Money Market Fund	8,505,105	-	-	8,505,105
Swap Contracts	-	59,971	-	59,971
Total	$ 11,568,130	$ 59,971	$ -	$ 11,628,101
Liabilities*	Level 1	Level 2	Level 3	Total
Swap Contracts	$ -	$ 148,902	$ -	$ 148,902
Total	$ -	$ 148,902	$ -	$ 148,902

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

RPg Emerging Market Sector Rotation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2012 or expected to be taken on the 2013 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Swap Agreements – The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may hold equities subject to equity price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.   Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.   The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.   The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.   Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.  The Fund is subject to equity price risk. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. The fair value of these financial instruments are located under unrealized appreciation on swap contracts and unrealized depreciation on swap contracts on the Statement of Assets and Liabilities. The realized gains on swaps and change in unrealized loss on swaps are located on the Statement of Operations.

RPg Emerging Market Sector Rotation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

The derivative instruments outstanding as of March 31, 2013 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended March 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $10,213,931 and $10,794,173, respectively.

4.  INVESTMENT ADVISORY AGREEMENT

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Risk Paradigm Group, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Advisor has engaged F-Squared Institutional Advisors, LLC as the Fund’s Sub-Advisor (the “Sub-Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.10% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until July 31, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.75% and 1.45% of the daily average net assets attributable to the Class A and Class I shares, respectively.  For the year ended March 31, 2013, the Advisor waived and reimbursed fees in the amount of $123,854.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A and Class I shares are subsequently less than 1.75% and 1.45%, respectively, of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% and 1.45% of average daily net assets for Class A and Class I shares, respectively. If Fund Operating Expenses attributable to Class A and Class I shares subsequently exceed 1.75% and 1.45%, respectively, of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

RPg Emerging Market Sector Rotation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

The following amounts are subject to recapture by the Fund by the following dates:

3/31/2015	$ 53,473
3/31/2016	$ 123,854

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.30% and 1.00% of the average daily net assets attributable to the Class A and Class C shares (not currently offered), respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. The Distributor is an affiliate of GFS. During the year ended March 31, 2013, the Distributor received $130,511 in underwriting commissions for sales of Class A shares, of which $18,897 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2013, the Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5. PAYMENTS BY AFFILIATES

As a result of a trade error, the Fund experienced a loss of $1,118, all of which was reimbursed by the Advisor.

RPg Emerging Market Sector Rotation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

6. INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities.   Companies which are affiliates of the Fund at March 31, 2013 are noted in the Fund’s Portfolio of Investments.   Transactions during the year with companies which are affiliates are as follows:

CUSIP	Description	Value - Beginning of Year	Purchases	Sales Proceeds	Change in Unrealized Appreciation/ (Depreciation)	Value -End of Year
268461308	EGShares Consumer Goods GEMS ETF +	$ 228,560	$ 133,597	$ 351,861	$ 1,775	$ 12,070
268461407	EGShares Consumer Services GEMS ETF +	254,353	213,855	379,913	(2,015)	86,280
268461506	EGShares Financials GEMS ETF	-	1,355,207	654,795	66,033	766,445
268461605	EGShares Health Care GEMS ETF	234,135	1,191,086	904,186	(10,292)	510,741
268461704	EGShares Industrial GEMS ETF	-	691,400	226,995	12,548	476,953
268461803	EGShares Technology GEMS ETF +	228,994	363,673	560,459	(32,208)	-
268461878	EGShares Utilities GEMS ETF +	268,595	693,219	916,229	(45,585)	-
	TOTAL	$ 1,214,637	$ 4,642,037	$ 3,994,438	$ (9,744)	$ 1,852,489

+ This security is not an affiliated company as of March 31, 2013, however it is included in this rollforward as they were deemed to be affiliates in the beginning of the year.

7.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended March 31, 2013 and March 31, 2012 were as follows:

	Fiscal Year Ended	Fiscal Period Ended
	March 31, 2013	March 31, 2012
Ordinary Income	$ 535,569	$ -
Long-Term Capital Gain	-	-
	$ 535,569	$ -

As of March 31, 2013, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ 223,501	$ 13,570	$ -	$ -	$ -	$ 134,299	$ 371,370

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income and accumulated net realized gain from security transactions and swap contracts are primarily attributable to the tax deferral of losses on wash sales and mark-to-market on open swap contracts.

Permanent book and tax differences, primarily attributable to the tax adjustments for swap contracts, resulted in reclassifications for the year ended March 31, 2013, as follows:

Undistributed	Undistributed
Net Investment	Long-Term
Income (Loss)	Gains (Loss)
$ 277,039	$ (277,039)

RPg Emerging Market Sector Rotation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

8. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9. UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in BlackRock Liquidity Funds Treasury Trust Fund Portfolio, (the “BlackRock Portfolio”). The BlackRock Portfolio is a separate diversified series of shares of beneficial interest of BlackRock Liquidity Funds, organized as a Maryland business trust and is registered under the 1940 Act, as an open-end management investment company.  The Fund may redeem its investment from the BlackRock Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the BlackRock Portfolio.  The financial statements of the BlackRock Portfolio, including the portfolio of investments, can be found at BlackRock website www2.blackrock.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of March 31, 2013, the percentage of the Fund’s net assets invested in the BlackRock Portfolio was 58.3%.

10.  SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

RPg Emerging Market Sector Rotation Fund

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RPg Emerging Market Sector Rotation Fund (the “Fund”), a series of the Northern Lights Fund Trust, as of March 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RPg Emerging Market Sector Rotation Fund as of March 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 30, 2013

RPg Emerging Market Sector Rotation Fund

EXPENSE EXAMPLE (Unaudited)

March 31, 2013

As a shareholder of RPg Emerging Market Sector Rotation Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 through March 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s	Beginning	Ending	Expenses Paid
	Annualized	Account Value	Account Value	During Period *
Actual	Expense Ratio	10/1/2012	3/31/2013	10/1/2012 – 3/31/13
A Class	1.75%	$1,000.00	$1,031.10	$8.86
I Class	1.45%	$1,000.00	$1,031.90	$7.35

	Fund’s	Beginning	Ending	Expenses Paid
Hypothetical	Annualized	Account Value	Account Value	During Period *
(5% return before expenses)	Expense Ratio	10/1/2012	3/31/2013	10/1/2012 – 3/31/13
A Class	1.75%	$1,000.00	$1,016.21	$8.80
I Class	1.45%	$1,000.00	$1,017.70	$7.29

*     Expenses paid during the period are equal to the average account value over the period multiplied by the annualized expense ratio, multiplied by the number of days in the fiscal year (365) divided by the number of days in the period (182).

RPg Emerging Market Sector Rotation Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2013

Approval of Advisory Agreement –RPg Emerging Market Sector Rotation Fund*

In connection with the regular meeting held on March 27 and 28, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Risk Paradigm Group, LLC (the “Adviser”) and the Trust, on behalf of RPg Emerging Market Sector Rotation Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Board Members were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Services.  The Trustees noted that the Risk Paradigm has $166 million in assets under management, providing expertise for portfolios looking for exposure to traditional and alternative investments in a manner that strategically targets returns while managing volatility and risk.  Risk Paradigm also provides oversight of the sub-adviser.  The Trustees recognized that the adviser added three new key professionals to the organization in the past year, each of whom have over 20 years of experience in the industry.  The Trustees also noted that the adviser had reported no material compliance issues.  The Trustees discussed the adviser’s responses and concluded that the nature, extent, and quality of services the adviser provided were satisfactory.

Performance.  The Trustees reviewed the performance of the Fund as compared to its peer group, benchmark index, and Morningstar category for the last year and since inception.  The Trustees noted that while it trailed its peer group and benchmark over the past 1-year period, it outperformed both since its inception in December of 2011.  They also noted that the Fund outperformed its Morningstar category over the 1-year period and slightly underperformed the same category since inception.  The Trustees determined that this investment model, although trailing its peer group on a one year basis, is performing as designed in volatile and higher risk emerging markets.  The Trustees considered that the Fund has not yet benefited from a full market cycle and the adviser expects more benchmark-like performance with less risk as the Fund approaches a full market cycle. After discussion, the Board concluded that, based on the Fund’s objective and stated strategy of reducing risk, the Fund’s performance is reasonable.

Fees and Expenses.  The Trustees evaluated the Fund’s advisory fee of 1.10% and the net expense ratio of 1.75% for Class A shares, and compared it to the Fund’s Morningstar category and peer group averages the adviser provided.  The Trustees noted that the Fund’s advisory fee was a little higher than both the peer group and the Morningstar category, while the expense ratio was moderately higher than the Morningstar and the peer group category average.  The Trustees noted that the peer group selected is comprised mainly of Class I shares, however, and the Fund’s net expense ratio for Class I shares are slightly lower than the peer group.  The Trustees also acknowledged that the adviser’s fee waiver agreement brings fees and expenses in line with the comparable averages.  After evaluating the materials provided, the Trustees concluded that the advisory fees were very competitive and they were pleased with the fees.

Economies of Scale.  The Trustees considered whether economies of scale had been realized with respect to the management of RPg.  They noted the adviser expects it and the Fund to begin realizing economies of scale at the $100 million asset threshold.  After discussion, the Board’s consensus was that based on the current and anticipated size of the Fund, although breakpoint levels had not been negotiated at this time, such breakpoints would be revisited as the size of the Fund materially increases.

RPg Emerging Market Sector Rotation Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2013

Profitability.  The Trustees considered the profits realized by Risk Paradigm over the past 12 months in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services to be provided to the Fund.  The Trustees noted that the adviser was operating at loss, having waived fees and reimbursed expenses in greater amounts than the gross advisory fees earned over the past 12 months, resulting in profitability that the Trustees concluded was not unreasonable.

Conclusion.  Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of NLFT and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

RPg Emerging Market Sector Rotation Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (11 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	94	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	106

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	106	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	94	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-377-5155.

3/31/13 – NLFT

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-377-5155 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-377-5155

INVESTMENT ADVISOR

Risk Paradigm Group, LLC

5900 Southwest Parkway

Building 5, Suite 500

Austin, TX 78735

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $7,000

2013 - $14,500

(b)

Audit-Related Fees

2012 – None

2013 - None

(c)

Tax Fees

2012 – $2,000

2013 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $2,000

2013 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/6/13

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

6/6/13